                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT                                [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT             [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 PACIFICNET INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:
________________________________________________________________________________
(2)      Aggregate number of securities to which transaction applies:
________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
(4)      Proposed maximum aggregate value of transaction:
________________________________________________________________________________
(5)      Total fee paid:
________________________________________________________________________________

[ ]    Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:
         _______________________________________________________________________
(2)      Form, Schedule or Registration Statement No.:
         _______________________________________________________________________
(3)      Filing Party:
         _______________________________________________________________________
(4)      Date Filed:
         _______________________________________________________________________

                                 PACIFICNET INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 30, 2004


TO THE STOCKHOLDERS OF PACIFICNET INC:

The Annual Meeting of the Stockholders of PacificNet Inc., a Delaware corporation (the "Company'), will be held on December 30, 2004, at 1:00 p.m. (Hong Kong time), at the Company's executive offices located at Room 601 New Bright Building, 11 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong, for the following purposes:

1. To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve a new stock option plan, the Company's 2005 stock option plan (the "2005 Plan");

3. To ratify the appointment of Clancy and Co., P.L.L.C., as the Company's independent auditors; and

4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on November 16, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                By Order of the Board of Directors,


                                /s/ Victor Tong
                                -----------------------------------
                                Name:  Victor Tong
                                Title: Secretary and Executive
                                       Director of PacificNet Inc.


Hong Kong
Dated: November 30, 2004

                                 PACIFICNET INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 30, 2004

                                  INTRODUCTION

Your proxy is solicited by the Board of Directors of PacificNet Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on December 30, 2004, at 1:00 p.m. (Hong Kong Time), at the Company's executive offices located at Room 601 New Bright Building, 11 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong, and at any adjournment thereof (the "Annual Meeting"), for the following purposes:

1. To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve a new stock option plan, the Company's 2005 stock option plan (the "2005 Plan");

3. To ratify the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditors; and

4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has set November 16, 2004 as the record date (the "Record Date") to determine those holders of Common Stock, who are entitled to notice of, and to vote at the Annual Meeting. The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about November 30, 2004.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 8,420,762 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Victor Tong, our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Proposals 2 and 3 shall be approved upon the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the Company's independent auditors. Under applicable Delaware law, "broker non-votes" on any other non-routine proposal, such as Proposal 2 (where a broker submits a proxy but does not have authority to vote a customer's shares on such proposal) would not be considered entitled to vote on that proposal and will, therefore, have no legal effect on the vote of that particular matter.

WHO PAYS FOR THIS PROXY SOLICITATION?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

                     GENERAL INFORMATION ABOUT THE PROPOSAL

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

In proposal 1, we are seeking the election of seven (7) directors to serve on the board of directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

In proposal 2, we are seeking approval to adopt the 2005 Stock Option Plan.

In proposal 3, we are seeking ratification of the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditors.

WHY IS PACIFICNET SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

PROPOSAL NO. 1: The Delaware General Corporate Law requires corporations to hold elections for directors each year.

PROPOSAL NO. 2: In order for the Company to have the authority under the 2005 Plan to issue incentive stock options, the Company must obtain stockholder approval of the 2005 Plan.

PROPOSAL NO. 3. The Company appointed Clancy and Co., P.L.L.C. to serve as the Company's independent auditors during fiscal year 2002. The Company elects to have its stockholders ratify such appointment.

                      OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 8,420,762 shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of November 16, 2004 the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company's Common Stock;
(ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                                                         NUMBER OF      % OF COMMON
                                                                                          SHARES           STOCK
                                                                                       BENEFICIALLY     BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                                     OWNED(1)         OWNED
------------------------------------------------------------------------------------- ---------------- ---------------
Sino Mart Management Ltd. (2)                                                            1,250,000          14.84%
16E, Mei On Industrial Bldg, 17 Kung Yip Street, Kwai Chung, NT, Hong Kong
------------------------------------------------------------------------------------- ---------------- ---------------
Kin Shing Li (3)                                                                         1,150,000          13.66%
Rm 3813, Hong Kong Plaza, 188 Connaught Road West, Hong Kong
------------------------------------------------------------------------------------- ---------------- ---------------
ChoSam Tong (4)                                                                          1,257,000          14.93%
16E, Mei On Industrial Bldg, 17 Kung Yip Street, Kwai Chung, NT, Hong Kong
------------------------------------------------------------------------------------- ---------------- ---------------
Tony Tong (5)                                                                              212,891           2.52%
------------------------------------------------------------------------------------- ---------------- ---------------
ShaoJian (Sean) Wang(6)                                                                     22,500             *
------------------------------------------------------------------------------------- ---------------- ---------------
Victor Tong (7)                                                                             57,700             *
------------------------------------------------------------------------------------- ---------------- ---------------
Richard Chi Ho Lo(8)                                                                        41,500             *
------------------------------------------------------------------------------------- ---------------- ---------------
Michael Chun Ha (9)                                                                         27,500             *
------------------------------------------------------------------------------------- ---------------- ---------------
David Fisher (10)                                                                            7,500             *
------------------------------------------------------------------------------------- ---------------- ---------------
Peter Wang (11)                                                                             22,500             *
------------------------------------------------------------------------------------- ---------------- ---------------
Jeremy Goodwin                                                                                 0               *
------------------------------------------------------------------------------------- ---------------- ---------------
ALL DIRECTORS AND OFFICERS AS A GROUP (7 PERSONS)                                          392,091           4.65%
------------------------------------------------------------------------------------- ---------------- ---------------

* Indicates less than one percent.

** Unless otherwise indicated, the address for each beneficial owner is: c/o PacificNet Inc. , 860 Blue Gentian Road, Ste. 360, Eagan, MN 55121, USA

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

(2) Information obtained from the Schedule 13D/A filed by Mr. Kin Shing Li on October 14, 2003.

(3) Sino Mart Management Ltd. is owned by Mr. ChoSam Tong, the father of Mr. Tony Tong.

(4) Includes shares of common stock of Sino Mart Management Ltd., which is owned by Mr. ChoSam Tong.

(5) Excludes 1,250,000 shares owned by Sino Mart Management Ltd., as to which shares Mr. Tony Tong disclaims beneficial ownership. Includes 22,500 shares issuable upon exercise of Currently Exercisable Options.

(6) Represents shares issuable upon exercise of Currently Exercisable Options.

(7) Excludes 1,250,000 shares owned by Sino Mart Management Ltd., as to which shares Mr. Victor Tong disclaims beneficial ownership. Includes 22,500 shares issuable upon exercise of Currently Exercisable Options.

(8) Includes 22,500 shares issuable upon exercise of Currently Exercisable Options.

(9) Includes 22,500 shares issuable upon exercise of Currently Exercisable Options.

(10) Represents shares issuable upon exercise of Currently Exercisable Options.

(11) Represents 22,500 shares issuable upon exercise of Currently Exercisable Options.


                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth aggregate information regarding the Company's equity compensation plans in effect as of December 31, 2003:

                                       NUMBER OF SECURITIES TO BE                                     NUMBER OF SECURITIES
                                         ISSUED UPON EXERCISE OF      WEIGHTED-AVERAGE EXERCISE      REMAINING AVAILABLE FOR
                                          OUTSTANDING OPTIONS,           PRICE OF OUTSTANDING         FUTURE ISSUANCE UNDER
                                           WARRANTS AND RIGHTS       OPTIONS, WARRANTS AND RIGHTS   EQUITY COMPENSATION PLANS
------------------------------------- ------------------------------ ----------------------------- ----------------------------
EQUITY COMPENSATION PLANS APPROVED               1,725,600                        $2.32                       1,725,600
BY SECURITY HOLDERS
------------------------------------- ------------------------------ ----------------------------- ----------------------------
EQUITY COMPENSATION PLANS NOT                       N/A                           N/A                           N/A
APPROVED BY SECURITY HOLDERS
------------------------------------- ------------------------------ ----------------------------- ----------------------------
TOTAL                                            1,725,600                        $2.32                       1,725,600
------------------------------------- ------------------------------ ----------------------------- ----------------------------


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Seven (7) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Mr. David Fisher will not seek re-election for another term as director of the Company. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

                                   MANAGEMENT

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY

Set forth below are the names of the directors, executive officers and key employees of the Company as of November 16, 2004.


       NAME                    AGE                        TITLE
       ----                    ---                        -----
Tony I. Tong                   36            Chairman, Chief Executive Officer
Victor Tong                    33            President, Secretary and Director
ShaoJian (Sean) Wang           39            Chief Financial Officer, Director
Richard C.H. Lo                37            Independent Director
Michael Chun Ha                34            Independent Director
Peter Wang                     50            Independent Director
David Fisher                   53            Independent Director (retiring)
Jeremy Goodwin                 36            Independent Director Nominee

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company other than the relationship between Mr. Tony Tong and Mr. Victor Tong.

INFORMATION ABOUT DIRECTOR NOMINEES

Set forth below is certain information with respect to each director nominee.

Mr. Tony Tong, age 36, is the Chairman, CEO, Executive Director, and founder of PacificNet. From 1995 to 1997, Mr. Tong served as the Chief Information Officer of DDS Inc., a leading SAP-ERP consulting company in the USA, which was later acquired by CIBER, Inc. (NYSE: CBR). From 1993 to 1994, Mr. Tong worked for Information Advantage, Inc. (Nasdaq:IACO), a leading business intelligence, Data-Mining and CRM technology provider serving Fortune 500 clients. IACO consummated an IPO on Nasdaq in 1997 and was later acquired by Sterling Software and Computer Associates (NYSE: CA). From 1992 to 1993, Mr. Tong worked as a Business Process Re-engineering Consultant at Andersen Consulting (now Accenture, NYSE:ACN). From 1990 to 1991, Mr. Tong worked for ADC Telecommunications (Nasdaq: ADCT), a global supplier of telecom equipment. Mr. Tong's R&D achievements include being the inventor and patent holder of US Patent Number 6,012,066 (granted by the US Patent and Trademark Office) titled "Computerized Work Flow System, an Internet-based workflow management system for automated web creation and process management." Mr. Tong also serves on the board of advisors of Fortune Telecom (listed on Hong Kong Stock Exchange:
0110.HK), a leading distributor of mobile phones, PDAs, telecom services, and accessories in China and Hong Kong. Mr. Tong is a frequent speaker on technology investment in China, and was invited to present at the Fourth APEC International Finance & Technology Summit in 2001. Mr. Tong is the Vice Chairman (PRC) of Hong Kong Call Centre Association, a Fellow of Hong Kong Institute of Directors, a consultant on privatization and securitization for China's State-Owned Assets Supervision and Administration Commission (SASAC), and a frequent speaker for LexisNexis, a licensed Continued Professional Development (CPD) trainer, on China investment. Mr. Tong graduated with Bachelor of Mechanical/Industrial Engineering Degree from the University of Minnesota and served on the Computer Engineering Department Advisory Board and was an Adjunct Professor at the University of Minnesota, USA.

Mr. Victor Tong, age 33, currently is the President, Secretary and an Executive Director of the Company. Mr. Victor Tong gained his consulting, systems integration, and technical expertise in client/server systems through his experience at Andersen Consulting (now Accenture), American Express Financial Advisors (IDS), 3M, and the Superconductivity Center at the University of Minnesota. In 1994, Victor co-founded Talent Information Management ("TIM"). The Company was originally founded as an operating division of TIM. As the managing partner, Mr. Tong sold GoWeb consulting division of TIM to a billionaire in Minnesota USA in late 1997 and became the President of KeyTech, a leading information technology consulting company based in Minnesota. In 1999, he was recognized in "CityBusiness 40 Under 40" as one of the future business and community leaders in Minnesota. Mr. Tong won the Student Commencement Speaker Award while graduated with honors with a Bachelor of Science in Physics from the University of Minnesota. Mr. Tong is a guest professor at College of Software of Beihang University, one of the top software colleges in China. Victor Tong is the brother of Tony Tong.

Mr. ShaoJian (Sean) Wang, age 39, is the Chief Financial Officer, Vice President of International Business and an Executive Director for the Company. Mr. Wang is also Director of Thian Bing Investments Pte Ltd - a Singapore based investment holding company, a Director on the board of Alliance PKU Co. Ltd - a company owned and controlled by Guanghua School of Management, Peking University; Director of the board of Portcullis International Group - a Singapore based investment consulting company; and Director and Partner of the Overseas Chinese Scholar Fund, a leading venture capital firm headquartered in Zhongguancun Beijing and Guangzhou, China. Mr. Wang started his professional career as a Market/Financial analyst with Ecolab Inc. (NYSE:ECL) in 1987, where he moved quickly to become Territory Manager and Marketing Manager. In 1990, Mr. Wang was posted to Ecolab's Asia Pacific regional headquarters as Business Development Manager. In 1992, Mr. Wang was appointed to Country Manager of Ecolab for Indonesia. Mr. Wang is an investor and Director in Alliance PKU Co. Ltd. which owns two premier companies in China. Alliance PKU Consulting is a leading management consulting firm in China, and Beidabiz & E-learning Co. (a venture of Peking University) is a well-known online education provider. Mr. Wang also advises some local governments in China. The Municipal government of Yantai appointed him as the city's representative for investment. He worked with the Wei Fang government on setting up the Agricultural Development Park. Mr. Wang attended Peking University and received his MBA degree at the Carlson School of Management, University of Minnesota, and a B.S. in Economics at Hemline University.

Mr. Richard Chi Ho Lo, age 37, is the Chief Executive Officer of Fulldiamond Limited, an investment and consulting firm in financial, real estate and venture advisory work. He is currently director of several start-up companies in Hong Kong and the United States. Mr. Lo is the former Managing Director of Associated Capital Limited and former Executive Director of two publicly listed companies in HK. Mr. Lo holds a B.A. degree from the University of California, Los Angeles
(UCLA) and obtained his MBA in Finance and Investment from the University of Hull in England.

Mr. Peter Wang, age 49, is an independent Director. Mr. Wang served as a Chief Executive Officer in China Quatum Communications Ltd. Mr. Wang has more than 20 years of experience in telecommunication and technology area with strong background of R&D, operation, and corporate management. Having already built a highly successful, multi-billion dollar telecom venture in China, Unitech Telecom (now named UTStarcom, NASDAQ: UTSI), Mr. Wang is credited with (i) investing innovative technology for the local access in China; (ii) creating market access and brand recognition for a start-up business in China; (iii) building management, engineering and sales teams to bring many products to market. With his vision, UTStarcom successfully launched its digital access, fiber access, and wireless access products. Under his management, UTStarcom made the first digital loop carrier system and installed the first PHS (Personal Handyphone System) system in China. As an entrepreneur, he has successfully co-founded and built other ventures in the US, including World Communication Group and World PCS, Inc. Before forming his own companies, he has worked at AT&T Bell Labs and Racal-Milgo Information System. With AT&T Bell Labs, he worked on Network Evolution Planning and representing AT&T Network System Division served on Network Management Protocol Forum. With Racal-Milgo, he worked on network management system architecture as a senior engineer. As part of the technologically trained community in China, he was elected Deputy Chairman of the Association of Privately Owned High-tech Enterprises in China. He has been elected president of first Chinese PACS User and Providers Forum that promotes the international PCS standard worldwide. He also served on the boards of directors of many U.S. and Chinese companies, specifically Joray Enterprises Inc., Phoenix Tech Ltd. and World Communication Group. Mr. Wang has BS in Computer Science and a MS in Electrical Engineering from University of Illinois, as well as an MBA in Marketing from Southeast-Nova University.

Mr. Michael Chun Ha, aged 34, solicitor, is an independent director. Mr. Ha graduated from the Faculty of Law, University of Hong Kong in 1994 with a bachelor degree in law and was admitted as a solicitor of the High Court of the Hong Kong Special Administrative Region in 1997 and a solicitor of the Supreme Court of England and Wales in 1998. From 1995 to 2002, Mr. Ha worked as lawyer in a number of international and Hong Kong prestigious law firms, specialize and has extensive experience in the areas of corporate finance, securities offerings, takeovers, cross-border mergers and acquisitions, venture capital, corporate restructuring, regulatory and compliance issues, project finance, and general commercial transactions and services in Hong Kong and the People's Republic of Hong Kong. In 2002, Mr. Ha commence his own practice in the trade name of "Ha and Ho Solicitors" and the firm is specialize in the areas of general commercial transactions, corporate finance and civil and criminal litigations. Mr. Ha is also the company secretary of, Shanxi Central Pharmaceutical International Company Limited, a Hong Kong main board listed company from year 2000 and a director of a private investment company, Metro Concord Investment Limited, from year 2002.

Jeremy Goodwin, aged 36, is a director nominee. Mr. Goodwin is a Vice President with Global Capital Group. He began his career in 1995 as an intern at Mees Pierson Investment Finance S.A. in Geneva, Switzerland where he provided administrative support to the fund raising/private placement team. Noteworthy transactions executed by the group included assistance on the placements of the $1.2 Billion Carlyle Partners II Limited Partnership. In 1997 he went to work for the then parent institution, ABN Amro, in Beijing, China where he established the Global Clients desk representing the bank's multinational clients to sovereign regulatory agencies and local financial institutions while monitoring their working capital needs. During his time there, the office was approved by the Central Bank of China to operate as a fully licensed branch. Noteworthy transactions executed by the group included assistance in the business development and project management for the Royal Dutch Shell Oil project and the Beijing Capital International Airport listing on the Hong Kong Stock Exchange arranged by the Hong Kong office of ABN Amro Rothschild. He also assisted the Singapore Debt Capital Markets team in the business development origination of Sovereign Euro Debt Issuances for the Ministry of Finance and the State Development Bank in Beijing for the People's Republic of China. In 1999, He went to work for ING Barings in London as an International Associate working directly for the business manager to the CEO. One of his primary assignments was in Hong Kong with the ING Beijing Investment arm of Baring Private Equity Partners, a joint venture with the Beijing Municipal Government established in 1994 at the decree of then Chinese Premier Zhu Rong Ji and widely considered the first domestic Chinese Private Equity fund. Mr. Goodwin received his BS from Cornell University in 1996 in conjunction with the Institute of Higher International Studies in Geneva, Switzerland. He later pursued his advanced degree with Princeton University with a concentration in Chinese affairs which he completed at the prestigious Nanjing Chinese Studies Center of the Johns Hopkins School of Advanced International Studies. Jeremy is fluent in written and spoken Mandarin Chinese, French and has working knowledge of Dutch.

The Board of Directors will vote the proxies "FOR" the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. Nominees receiving a plurality of the votes cast will be elected as directors. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                THE SEVEN NOMINEES FOR DIRECTOR SET FORTH HEREIN.

                  COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

Based on the Company's review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission (the "SEC") or written representations from certain reporting persons, we believe that during fiscal year 2003, all officers, directors, and greater than ten-percent beneficial owners timely complied with the applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934, except for Mr. Peter Wang, who did not file his Form 3 on a timely basis.


                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors held four meetings during 2003. No director attended less than 75% of the meetings of the Board and any committee of which the director was a member.

         The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. The entire Board of Directors assumes the duties that would be delegated to a Nominating Committee. The Company does not have a policy with regard to Board members' attendance at annual meetings of stockholders.

         NOMINATING COMMITTEE

         The Board of Directors does not have a standing Nominating Committee. The independent directors of the Board of Directors fulfills the role of a Nominating Committee. The Board of Directors does not have a charter governing its duties with respect to the nomination process. The Board of Directors has four members who are independent as defined in The Nasdaq Stock Market listing standards currently in effect.

         The Board of Directors accepts director nominations made by stockholders. The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, they evaluate the entirety of each candidate's credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. They will not evaluate candidates differently based on who has made the recommendation.

         AUDIT COMMITTEE

         The Board of Directors adopted a written charter for the Audit Committee. The Audit Committee's charter states that the responsibilities of the Audit Committee shall include: nominating the Company's independent auditors and reviewing any matters that might impact the auditors' independence from the Company; reviewing plans for audits and related services; reviewing audit results and financial statements; reviewing with management the adequacy of the Company's system of internal accounting controls, including obtaining from independent auditors management letters or summaries on such internal accounting controls; determining the necessity and overseeing the effectiveness of the internal audit function; reviewing compliance with the U.S. Foreign Corrupt Practices Act and the Company's internal policy prohibiting insider trading in its Common Stock; reviewing compliance with the SEC requirements for financial reporting and disclosure of auditors' services and audit committee members and activities; reviewing related-party transactions for potential conflicts of interest; and reviewing with corporate management and internal and independent auditors the policies and procedures with respect to corporate officers' expense accounts and perquisites, including their use of corporate assets. The Audit Committee met four times during 2003.

         The Board of Directors has established an audit committee in accordance with Section 3(a)(58(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Michael Chun Ha, Richard Chi Ho Lo and Peter Wang, each of whom are independent as defined in the TheNasdaq SmallCap Market listing standards currently in effect. None of the Audit Committee members is a current officer or employee of the Company or any of its affiliates.

         The Board of Directors has determined that all of the members of the audit committee qualify as an "audit committee financial expert" under the Securities and Exchange Commission's definition.

                          REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent" as required by applicable listing standards of the Nasdaq SmallCapThe Committee operates pursuant to a Charter that was approved by the Board in fiscal 2000. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEE, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Michael Chun Ha
Richard C.H. Lo
Peter Wang

INDEPENDENT DIRECTORS, PACIFICNET INC.
March 25, 2004

COMPENSATION COMMITTEE

The Compensation Committee's charter states that it is the responsibility of the Compensation Committee to make recommendations to the Board of Directors with respect to all forms of compensation paid to our executive officers and to such other officers as directed by the Board and any other compensation matters as from time to time directed by the Board. Our stock option plan, however, is currently administered by the full Board of Directors. The Compensation Committee met one time during 2004.

Our compensation committee currently consists of Messrs. Michael Chun Ha, Richard Chi Ho Lo and Peter Wang, who are all independent directors.

         PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS.

         The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o PacificNet Inc., 860 Blue Gentian Road, Suite 360, Eagan, MN 55121-1575, USA, or send an e-mail to BoardofDirectors@PacificNet.com. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to each named executive officer.

                                                                                Long Term Compensation
                                                                                ----------------------

                                                Annual Compensation                     Awards
------------------------- ------------- ------------------------------------ ------------------------------ --------------
                                                                              Restricted          Stock       All Other
Name/Principal Position   Fiscal Year   Salary ($)  Bonus ($)    Other ($)    Stock Award ($)     Options     Comp. ($)
------------------------- ------------- ----------- ----------- ------------ ----------------- ------------ --------------
Tony Tong, CEO            2003           $100,000           -        -               -           120,000
------------------------- ------------- ----------- ----------- ------------ ----------------- ------------ --------------
                          2002           $110,000           -        -         $57,900           206,000          -
------------------------- ------------- ----------- ----------- ------------ ----------------- ------------ --------------
                          2001           $106,226           -   $15,384                           50,000     $53,333 (1)
------------------------- ------------- ----------- ----------- ------------ ----------------- ------------ --------------

(1) Represents amounts received for life and health insurance coverage.


                                             OPTION GRANTS DURING 2003 FISCAL YEAR
                                                      (INDIVIDUAL GRANTS)
----------------------- ----------------------------- ---------------------------- ------------------- -----------------------
                                                       Percent of Total Options
                            Number of Securities        Granted to Employees in       Exercise or            Expiration
Name                     Underlying Options Granted           Fiscal Year              Base Price               Date
----------------------- ----------------------------- ---------------------------- ------------------- -----------------------
Tony Tong, CEO                     70,000                        64%                     $2.2             June 23, 2006
Tony Tong, CEO                     50,000                        36%                     $4.25            November 26, 2006
----------------------- ----------------------------- ---------------------------- ------------------- -----------------------


AGGREGATED OPTION EXERCISES DURING 2003 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
--------------------- ----------------- -------------- ------------------------------------- ---------------------------------

                           SHARES                               NO. OF SECURITIES             VALUE ($) OF UNEXERCISED IN-THE
                        ACQUIRED ON         VALUE                   UNDERLYING                 MONEY OPTIONS AT FISCAL YEAR
        NAME              EXERCISE        REALIZED($)          UNEXERCISED OPTIONS/                  END 12/31/03 (1)
--------------------- ----------------- -------------- ------------------------------------- ---------------------------------
                                                         Exercisable       Unexercisable       Exercisable     Unexercisable
--------------------- ----------------- -------------- ----------------- ------------------- ---------------- ----------------
Tony Tong, CEO         200,000             $394,000          6,000             120,000            $21,090         $274,300
--------------------- ----------------- -------------- ----------------- ------------------- ---------------- ----------------

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL

On December 30, 2002, the Company entered into an Executive Employment Contract with Tony Tong to serve as President and Chief Executive Officer. The employment agreement provides for Mr. Tong to earn an annual base salary of $100,000 in cash, plus $60,000 in stock compensation annually until April 1, 2005. Mr. Tong is also eligible for an annual bonus for each fiscal year of the Company during the term of his contract based on performance standards as the Board or compensation committee designates. Mr. Tong is entitled to receive a monthly housing allowance of $2,500, monthly automobile allowance of $500, tax preparation expenses of $2,000 per year, and cash bonus based on net profit of the Company.

COMPENSATION OF DIRECTORS

DIRECTORS' FEES. All of the Company's directors are reimbursed for out-of-pocket expenses relating to attendance at meetings. Each director is paid a sign-on bonus of 10,000 shares of common stock of the Company. Each director is also entitled to US$500 for each board meeting that such director attends in person, by conference call, or by committee action and US$200 for each committee meeting, payable by cash, common stock or stock options of the Company, at the option of the Company.

ANNUAL RETAINER FEE. Each director is paid an annual retainer fee of US$10,000 in the form of common stock or stock option of the Company. Such retainer fee is paid semi-annually in arrears. The number of shares of common stock issued is based on the average closing market price over the ten trading days prior to the end of the six month period that the retainer fee is due.

                                 INDEMNIFICATION

The Company's Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the General Corporation Law of the State of Delaware. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors' and officers' insurance if available on reasonable terms.

                                   PROPOSAL 2

            PROPOSAL TO APPROVE THE COMPANY'S 2005 STOCK OPTION PLAN

The Company is seeking approval to adopt the PacificNet, Inc. 2005 Stock Option Plan (the "2005 Plan"). The purpose of the 2005 Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to promote the success of the Company.

DESCRIPTION OF THE PROPOSED 2005 PLAN

The following summary of the proposed 2005 Plan, is qualified in its entirety by reference to the Company's full text of the proposed 2005 Plan as it appears as Annex I to this Proxy Statement. The 2005 Plan would provide for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of options to purchase up to an aggregate of 2,000,000 shares of Common Stock. The 2005 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the "Committee"), which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 2005 Plan. Options granted under the 2005 Plan may be "incentive stock options" as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options.

The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock that may be acquired in any one year pursuant to incentive stock options under the 2005 Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 2005 Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant (110% of the fair market value if the grant is to a director, officer or employee who owns more than 10% of the voting power of all classes of stock of the Company or any Parent or subsidiary). Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

Subject to the limitations contained in the 2005 Plan, options granted under the 2005 Plan will become exercisable at such times and in such installments (but not less than 20% per year) as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason. No option held by directors, executive officers or other persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be exercised during the first six months after such option is granted.

Unless otherwise provided in the applicable stock option agreement, upon the termination of employment of an employee, all options that were then vested shall remain exercisable until the expiration of the term of the option set forth in the stock option agreement. If no time period is specified in the stock option agreement then the option shall remain exercisable for twelve (12) months following termination of employment. Any options which were not exercisable on the date of such termination would immediately terminate concurrently with the termination of employment.

Unless otherwise provided in the applicable stock option agreement, upon the death or disability of an optionee, all options that were then vested shall remain exercisable until such period of time as is specified in the stock option agreement, but in no event later than the expiration of the term of such option as set forth in the stock option agreement. If no time period is specified in the stock option agreement then the option shall remain exercisable for twelve
(12) months following the optionee's death or disability.

The Board of Directors may at any time amend, alter, suspend or terminate the Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the optionee and the Company. Termination of the Plan will not affect the Committee's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

Options granted under the 2005 Plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 2005 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 2005 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 2005 Plan is effective for ten years, unless sooner terminated or suspended.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

Incentive stock options granted under the 2005 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

All other options granted under the 2005 Plan will be nonstatutory stock options and will not qualify for any Annual tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Recently enacted legislation provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

The 2005 Plan may be amended, altered, suspended or terminated by the Board at any time; provided however, that the Board shall obtain stockholder approval of any amendment to the 2005 Plan to the extent necessary and desirable to comply with U.S. state corporate laws, U.S. federal and state securities laws, the Internal Revenue Code of 1986, as amended, the Nasdaq SmallCap Market or any other market in which the Company's Common Stock may be traded, and the applicable laws of any other country or jurisdiction where options are granted under the Plan. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Board.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE COMPANY'S 2005 PLAN.

                                   PROPOSAL 3
                     RATIFICATION OF THE APPOINTMENT OF THE
                         INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Clancy and Co., P.L.L.C. has served as our independent auditors since 2001. The Board of Directors has appointed Clancy and Co., P.L.L.C. to continue as our independent auditors for the fiscal year ending December 31, 2003. A representative of Clancy and Co., P.L.L.C.'s Hong Kong cooperation partner, HLB Hodgson Impey Cheng, is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

AUDIT FEES

Audit fees billed to the Company by Clancy and Co., P.L.L.C. for its audit of the Company's annual financial statements for the fiscal year ended December 31, 2003 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for that fiscal year totaled approximately $50,000. Audit fees billed to the Company by Clancy and Co., P.L.L.C., for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for that fiscal year totaled approximately $50,000.

AUDIT-RELATED FEES

There are no audit-related fees to disclose.

TAX FEES

HLB Hodgson Impey Cheng's tax fee for the fiscal year ended December 31, 2002 was $3,500. The Company has not yet been billed for tax fees for the fiscal year ended December 31, 2003.

ALL OTHER FEES

There are no other fees to disclose.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  MISCELLANEOUS

                           2004 STOCKHOLDER PROPOSALS

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2004 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before October 8, 2005. Stockholders of the Company wishing to include proposals in the proxy material for the 2005 Annual Meeting of Stockholders must submit the same in writing so as to be received by Victor Tong, the Secretary of the Company on or before July 27, 2005. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

                                 OTHER BUSINESS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

                       WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company's annual report on Form 10-KSB was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 24, 2004. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors


/s/ Victor Tong
---------------------------------------
Name:  Victor Tong
Title: Secretary and Executive Director


November 30, 2004

                                     ANNEX I

                             2005 STOCK OPTION PLAN
                             ----------------------

                        PACIFICNET INC. STOCK OPTION PLAN

1. PURPOSE OF THE PLAN. The purpose of this Stock Option Plan (the "Plan") is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

2. DEFINITIONS. As used herein, the following definitions shall apply:

(a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

(c) "Board" means the Board of Directors of the Company

(d) "Code" means the Internal Revenue Code of 1986, as amended.

(e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(f) "Common Stock" means the Common Stock of the Company

(g) "Company" means PacificNet Inc., a Delaware corporation.

(h) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(i) "Director" means a member of the Board of Directors of the Company.

(j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider (defined below) shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

(l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q) "Option" means a stock option granted pursuant to the Plan.

(r) "Option Grant" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Grant is subject to the terms and conditions of the Plan.

(s) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

(t) "Optioned Stock" means the Common Stock subject to an Option.

(u) "Optionee" means the holder of an outstanding Option granted under the Plan.

(v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w) "Plan" means this PacificNet Inc. Stock Option Plan.

(x) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

(y) "Service Provider" means an Employee, Director or Consultant.

(z) "Share" means a share of the Common Stock, as adjusted in accordance with
Section 11 below.

(aa) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 2,000,000 shares. The Shares may be authorized but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan. The maximum number of shares with respect to which Options may be issued to any single person in one calendar year is 500,000

4. ADMINISTRATION OF THE PLAN.

(a) ADMINISTRATOR. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such award granted hereunder;

(iv) to approve forms of Option Grants for use under the Plan;

(v) to determine the terms and conditions, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

(vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

(viii) to initiate an Option Exchange Program;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xi) to construe and interpret the terms of the Plan and awards granted and pursuant to the Plan.

(c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5. ELIGIBILITY.

(a) Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

(b) Each Option shall be designated in the Option Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

7. TERM OF OPTION. The term of each Option shall be stated in the Option Grant; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Grant.

8. OPTION EXERCISE PRICE AND CONSIDERATION.

(a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option

(A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any other Service Provider, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of(l) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9. EXERCISE OF OPTION.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Grant. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Grant) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Grant and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. To the extent the Optionee is not vested as to his or her Option on the date he or she ceases to be a Service Provider, his or her Option shall terminate and the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least six
(6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the vested portion of Option shall remain exercisable for twelve (12) months following the Optionee's termination. To the extent the Optionee is not vested as to his or her Option on the date he or she ceases to be a Service Provider, his or her Option shall terminate and the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Grant (or at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. To the extent that, at the time of death, the Optionee is not vested as to the entire Option, the Option shall terminate and the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10. NON-TRANSFERABILITY OF OPTIONS. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

13. AMENDMENT AND TERMINATION OF THE PLAN.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Without limiting the foregoing, outstanding options may be repriced downward without shareholder approval.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

14. CONDITIONS UPON ISSUANCE OF SHARES.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

15. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

18. INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                              PACIFICNET INC. PROXY
               FOR ANNUAL MEETING TO BE HELD ON DECEMBER 30, 2004

The undersigned stockholder of PacificNet Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tony Tong, Victor Tong and ShaoJian (Sean) Wang, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of the Company to be held at 1:00 p.m. (Hong Kong Time) at the Company's executive offices located at Room 601 New Bright Building, 11 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong on December 30, 2004, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.
         --------------------------------------------------------------------

1.
                           1. Tony Tong        2. Victor Tong   3. ShaoJian (Sean) Wang
         Elect seven  (7)  4. Richard CH Lo    5. Peter Wang    6. Michael Chun Ha
         Directors         7. Jeremy Goodwin

         |_| FOR all nominees listed above    |_| WITHHOLD AUTHORITY to vote
             (except those whose names or         for all nominees listed above.
             numbers have been written on
             the line below)

         ----------------------------------

2.       Proposal to approve the Company's 2005 stock option plan.

           |_| FOR                   |_| AGAINST                |_| ABSTAIN

3. Proposal to ratify the appointment of Clancy and Co., P.L.L.C., as the Company's independent auditors.

           |_| FOR                   |_| AGAINST                |_| ABSTAIN

4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.





     Date:  _____________, 2004    _________________________________

                                   _________________________________

                                    PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.